NET REVENUES	12 Months Ended
Dec. 31, 2022
NET REVENUES
NET REVENUES
13.	NET REVENUES

Disaggregation of revenues

All of the Group’s revenues for the years ended December 31, 2020, 2021 and 2022 were generated within the PRC. The following table illustrates the disaggregation of the Group’s revenue streams by type of customers and nature of services the Group offered:

	Years Ended December 31,
	2020	2021	2022
Product Revenues	8,156,672	12,331,705	13,403,436
B2C Business	666,223	491,855	408,305
B2B Business	7,490,449	11,839,850	12,995,131
Service Revenues	46,485	94,197	113,262
MP Service	30,533	52,309	68,477
Other Services	15,952	41,888	44,785
Total	8,203,157	12,425,902	13,516,698

The revenues by different product groups and services has been disclosed in Note 2(ad).

Contract balance

The typical contract term of MP service is no more than one year and the remaining unsatisfied performance obligation as of December 31, 2021 and 2022 was insignificant.

In some arrangements from which product revenue is generated, the Group receives advance payments from consumers and pharmacy customers before the product is delivered, which is recorded as advance from customers included in the accrued expenses and other current liabilities on the consolidated balance sheets. The movements of the Group’s accounts receivable and advances from customers are as follows:

	Accounts	Advances from
	Receivable	Customers
Ending Balance as of December 31, 2020	163,094	117,451
Increase/(decrease), net	241,375	58,805
Ending Balance as of December 31, 2021	404,469	176,256
Increase/(decrease), net	84,406	120,105
Ending Balance as of December 31, 2022	488,875	296,361

Revenues with amount of RMB 117,451 and RMB 176,256 were recognized in the years ended December 31, 2021 and 2022, respectively that were included in the balance of advance from customers at the beginning of the each year. The Group expected that RMB 296,361 will be recognized in one month after year end.